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                                                           Exhibit No. 99.(c)(2)



                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the use in the Prospectus constituting part of this Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (the "Registration Statement") of our report dated January 14, 1998, relating to the Statement of Financial Condition of DIAMONDS Trust, Series 1, which appears in such Prospectus. We also consent to the reference to us under the heading "Independent Accountants" in such Prospectus.


PRICE WATERHOUSE LLP
Boston, Massachusetts
January 14, 1998